ADVANCED SERIES TRUST

AST Value Equity Portfolio

Supplement dated January 23, 2017
to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Value Equity Portfolio (the Portfolio), and the Prospectus and Statement of Additional Information for the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

The Board of Trustees of the Trust recently approved changing the name of the Portfolio to the AST T. Rowe Price Large-Cap Value Portfolio. This change is expected to become effective on or about May 1, 2017.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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